Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Acquisition of Thor Denmark Holding ApS and its subsidiaries [Member]
$ in Thousands
Nov. 30, 2020 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Developed technology	$ 10,517
Customer relationships	19,266
Backlog	163
Sapiens [Member]
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	4,045
Other long-term assets	4,254
Goodwill	58,120
Current liabilities	(4,800)
Deferred revenues	(5,742)
Deferred tax liabilities	(6,962)
Other long-term liabilities	(5,877)
Total assets acquired, net of acquired cash	$ 72,984